Convertible Loan Notes	12 Months Ended
Dec. 31, 2014
Convertible Notes Payable [Abstract]
Long-term Debt [Text Block]
13. Convertible Loan Notes

On February 1, 2013, the Company’s Board of Directors approved the issuance of new convertible promissory notes in an aggregate principal amount not to exceed $7,500,000, together with warrants to purchase shares of common stock of the Company. Interest on the unpaid principal balance of these notes shall accrue from the investment date at the rate of ten percent (10%) per annum. The warrants have the right to purchase the number of shares of the Company’s common stock equal to twenty five percent (25%) of the principal amount of such holder’s note divided by $0.14. The company issued $2,000,000 in new convertible loan notes from February through May 2013, converted $1,900,000 of previous convertible loan notes and accrued interest into this new security, and issued warrants for 7,030,387 share of common stock.

As a result of the private placement of Series B Redeemable Convertible Preferred Stock that consisted of two closings, occurring on June 26, 2013 and July 15, 2013, respectively, all outstanding convertible notes were converted into shares of Series B Redeemable Convertible Preferred Stock and warrants to purchase shares of common stock at an exercise price of $0.14 per share. On June 26, 2013, as part of the first closing, the Company converted $5,491,001 in outstanding convertible loan notes and accrued interest thereon into 4,357,936 shares of Series B Redeemable Convertible Preferred Stock and warrants to purchase 10,894,839 shares of common stock at an exercise price of $0.14 per share. On July 15, 2013, the remaining outstanding convertible loan notes and accrued interest thereon, totaling $829,277, were converted into 658,145 shares of Series B Redeemable Convertible Preferred Stock and warrants to purchase 1,645,361 shares of common stock at an exercise price of $0.14 per share.